UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-01236

Deutsche DWS Market Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

October 31, 2022
Annual Report
to Shareholders
DWS Global Income Builder Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
11	Performance Summary
15	Portfolio Summary
17	Investment Portfolio
42	Statement of Assets and Liabilities
44	Statement of Operations
45	Statements of Changes in Net Assets
46	Financial Highlights
51	Notes to Financial Statements
69	Report of Independent Registered Public Accounting Firm
71	Information About Your Fund’s Expenses
72	Tax Information
74	Advisory Agreement Board Considerations and Fee Evaluation
78	Board Members and Officers
84	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Global Income Builder Fund

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest-rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS Global Income Builder Fund	|	3

Letter to Shareholders
Dear Shareholder:
Financial markets experienced several negative impacts which began in late February with the Russia-Ukraine war and have continued through the second quarter due to volatility in energy, a rise in inflation, pressure on supply chains, and slower corporate earnings growth. Global monetary authorities have moved aggressively to tame inflation which in turn has created a swift decline in equity and fixed income markets. The longer-term effects of these headwinds remain uncertain. De-globalization and a desire for energy independence across Europe and North America may continue to push prices upwards, and we expect inflation will remain higher than average over the next decade.
In periods such as this, real capital preservation becomes more challenging. Our portfolio managers continue to assess risks and form opinions on how these headwinds may impact investment portfolios over multiple time horizons. Yields for bonds can be impacted by economic risks, rising inflation, and slowing monetary support. We expect a moderate rise in government bond yields while short term spread widening may offer potential over the next year. For equities, we expect continued volatility in the short-term, however we do have a favorable view on companies with solid balance sheets and business models over a twelve-month horizon. We believe alternatives such as real estate, infrastructure and commodities may help in preserving capital given pricing power and correlation to inflation. Overall, we believe a diversified and balanced portfolio may help mitigate portfolio volatility during this uncertain economic and market cycle.
In our view, the current environment underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS Global Income Builder Fund

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 14 for more complete performance information.
Investment Strategy
Portfolio management seeks to maximize risk adjusted returns by allocating the Fund’s assets among various asset categories. Portfolio management draws upon a broad investible universe to establish a strategic allocation based upon collective, long-term views on asset class selection, implementation, expected returns and other relevant factors. Portfolio management periodically reviews the Fund’s allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the Fund’s overall investment strategy.
Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques. As a general matter, in buying and selling securities for the portfolio, the portfolio management teams utilize in-house research and resources to determine suitability of specific securities and use sector specialists to determine relative value within each relevant sector. The portfolio management teams may also utilize proprietary ratings in seeking to identify financially material Environmental, Social and Governance (ESG) risks and opportunities.
Examples of the Fund’s asset categories are U.S. and foreign equities of any size and style (including emerging-market equities), U.S. and foreign fixed income of any credit quality (including emerging market bonds and inflation-indexed bonds), and alternative assets. Some asset categories may be represented by exchange-traded funds.
DWS Global Income Builder Fund returned –17.80% during the 12-month period that ended on October 31, 2022. The Fund slightly underperformed the –17.99% return of its benchmark, the Blended Index 60/40. The index consists of a blend of 60% MSCI All Country World Index and 40% Bloomberg U.S. Universal Index. The two indexes returned –19.96% and

DWS Global Income Builder Fund	|	5

–15.79%, respectively. The Fund outperformed its Morningstar peer group, World Allocation Funds, in the five- and 10-year intervals ended October 31, 2022.
Market Overview
The world financial markets performed poorly in the past 12 months. Inflation remained a persistent concern, fueled by ongoing stresses in global supply chains and rising energy prices. The price pressures led the U.S. Federal Reserve (Fed) to end its quantitative easing program and raise interest rates by a total of three percentage points, and other central banks enacted rate hikes of their own. What’s more, the Fed appeared set to continue raising rates until inflation showed signs of returning closer to its longer-term target of 2%. Rising rates, in turn, fostered concerns about slowing economic growth and a concurrent decline in corporate earnings.
Geopolitical factors played a role in the markets’ weak return, as well. Russia’s invasion of Ukraine, which was followed by sanctions from the West, was a significant headwind for sentiment. China was also a source of concern. The nation’s government continued to put regulatory pressure on its technology companies, and it maintained a zero-COVID policy that proved to be a large hinderance to growth.
“The Fund was adversely affected by an environment in which virtually all major asset categories, with the exception of cash, lost ground.”
In combination, these developments depressed corporate earnings estimates and led to a compression of valuations in the equity market. While nearly all market segments lost ground in the sell-off, Europe, the emerging markets, and mega-cap U.S. technology-related stocks were particularly weak. On the other hand, energy stocks and resource-heavy nations held up reasonably well in the downturn thanks to the robust rally in crude oil prices.
All major fixed-income categories finished in the red, with bonds experiencing one of their worst stretches of performance in history. The yield on the two-year note rose from 0.48% at the beginning of the period to 4.51% by the end of October 2022, while the 10-year yield climbed

6	|	DWS Global Income Builder Fund

from 1.55% to 4.10%. Longer-term bonds, domestic investment-grade corporates, and emerging markets debt were especially poor performers.
Contributors and Detractors
The Fund was adversely affected by an environment in which virtually all major asset categories, with the exception of cash, lost ground. As would be expected, its 12-month return was in between those of the equity and fixed-income benchmarks.
The Fund’s equity portfolio posted a negative absolute return but outpaced the MSCI World Index. Sector allocation added value, particularly an overweight in energy and an underweight in consumer discretionary. Country allocation was also a plus, primarily due to a large underweight in China. An overweight in Canada was also positive, while overweights in Europe and Japan detracted. Stock selection was a further contributor, as our emphasis on income-producing, profitable companies proved helpful in the challenging environment. In terms of portfolio activity, we increased the Fund’s weightings in the consumer discretionary and industrials sectors, as well as in the United States. The largest decreases occurred in financials, information technology, and Japan.
The Fund’s bond portfolio lost ground in absolute terms and trailed the Bloomberg U.S. Universal Index. We maintained overweight positions in domestic high-yield and emerging-market bonds, both of which underperformed at a time of elevated investor risk aversion. On the other hand, an underweight to duration (interest-rate sensitivity) contributed positively. The portfolio’s yield curve positioning, which favored short-term debt over longer-term issues, was a further plus.
We maintained an allocation to convertible securities and preferred stocks in lieu of bonds, with the goal of providing an additional source of yield with a lower degree of interest rate sensitivity than bonds. Preferreds, which outperformed the fixed-income index thanks to their above-average yields, contributed to performance. However, convertibles — which have a high correlation to the growth style due to the large representation of smaller technology and healthcare companies in the category — lagged.
The Fund used derivatives during the past 12 months. On the equity side, we used futures on equity indexes to achieve our desired weightings in a more efficient manner than buying and selling individual securities. In the bond portfolio, we used credit default swaps and other derivatives to

DWS Global Income Builder Fund	|	7

manage the currency exposure of certain positions in foreign bonds. We also used interest-rate futures and swaps to manage the Fund’s duration. In the aggregate, our use of derivatives was a net detractor. Derivatives are used to achieve the fund’s risk and return objectives and should be evaluated within the context of the entire portfolio rather than as a standalone strategy.
Outlook and Positioning
We maintained a very cautious outlook at the close of the period. An economic slowdown appears likely to materialize in the coming year, creating the potential for significant negative earnings revisions. On the other hand, the markets may begin to stabilize if inflation starts to cool given the extent to which the major asset classes have already declined in the past year.
It’s extremely challenging to predict the accurate outcome of these cross-cutting developments, particularly when the market’s consensus view seems to change on almost a day-to-day basis. We therefore believe the most prudent approach is to remain positioned for a broad range of scenarios and keep overall risk on the lower end of the spectrum until uncertainty begins to dissipate.
Portfolio Management Team
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions
Portfolio Manager of the Fund. Began managing the Fund in 2018.
—Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.
—Americas Multi-Asset Head: New York.
—BSE, Princeton University.
Di Kumble, CFA, Senior Portfolio Manager Equity
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.
—Senior Portfolio Manager, Head of Tax Managed Equities: New York.
—BS, Beijing University; PhD in Chemistry, Princeton University.
Thomas M. Farina, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2019.
—Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment

8	|	DWS Global Income Builder Fund

Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
—Senior Portfolio Manager and Co-Head of US Credit: New York.
—BA and MA in Economics, State University of New York at Albany.
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2015.
—Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.
—Portfolio Manager: New York.
—BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
Blended Index 60/40 consists of an equally weighted blend of 60% MSCI All Country World Index and 40% Bloomberg U.S. Universal Index.
MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 24 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.
Bloomberg U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.
Morningstar World Allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. The average category returns for the one-, five- and 10-year periods ending October 31, 2022 were –15.24%, 1.91%, and 3.89%, respectively.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Overweight means that a fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means that a fund holds a lower weighting.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.
Convertible securities are bonds that can be exchanged for equity at a pre-stated price. Convertibles generally offer higher income than is available from a common stock, but more appreciation potential than bonds.
Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to

DWS Global Income Builder Fund	|	9

seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.
Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.
A swap is a derivative in which two counterparties exchange cash flows of one party’s financial instrument for those of the other party’s financial instrument for a set period of time. The prices of credit default swaps, which are designed to offset credit risk, typically move in the opposite direction of the index or security they track.

10	|	DWS Global Income Builder Fund

Performance SummaryOctober 31, 2022 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/22
Unadjusted for Sales Charge	–17.80%	1.96%	4.38%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–22.52%	0.76%	3.76%
MSCI All Country World Index†	–19.96%	5.24%	7.98%
Blended Index 60/40††	–17.99%	3.32%	5.42%
Bloomberg U.S. Universal Index†††	–15.79%	–0.42%	1.02%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/22
Unadjusted for Sales Charge	–18.58%	1.14%	3.54%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–18.58%	1.14%	3.54%
MSCI All Country World Index†	–19.96%	5.24%	7.98%
Blended Index 60/40††	–17.99%	3.32%	5.42%
Bloomberg U.S. Universal Index†††	–15.79%	–0.42%	1.02%

Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 10/31/22
No Sales Charges	–17.56%	2.30%	3.01%
MSCI All Country World Index†	–19.96%	5.24%	5.85%
Blended Index 60/40††	–17.99%	3.32%	4.63%
Bloomberg U.S. Universal Index†††	–15.79%	–0.42%	0.83%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/22
No Sales Charges	–17.74%	2.14%	4.57%
MSCI All Country World Index†	–19.96%	5.24%	7.98%
Blended Index 60/40††	–17.99%	3.32%	5.42%
Bloomberg U.S. Universal Index†††	–15.79%	–0.42%	1.02%

DWS Global Income Builder Fund	|	11

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/22
No Sales Charges	–17.72%	2.19%	4.61%
MSCI All Country World Index†	–19.96%	5.24%	7.98%
Blended Index 60/40††	–17.99%	3.32%	5.42%
Bloomberg U.S. Universal Index†††	–15.79%	–0.42%	1.02%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2022 are 0.89%, 1.71%, 0.56%, 0.70% and 0.66% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

12	|	DWS Global Income Builder Fund

Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*
Class R6 shares commenced operations on August 25, 2014. The performance shown for the Blended Index 60/40 is for the time period of August 31, 2014 through
October 31, 2022, which is based on the performance period of the life of Class R6.

†
MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 24 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.

††	The Blended Index 60/40 consists of an equally weighted blend of 60% MSCI All Country World Index and 40% Bloomberg U.S. Universal Index.
†† †
Bloomberg U.S. Universal Index measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes
U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.
The Advisor believes the additional Blended Index 60/40 and Bloomberg U.S. Universal
Index, collectively, reflect the Fund’s asset allocations and generally represent the
Fund’s overall investment process.

DWS Global Income Builder Fund	|	13

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/22	$8.17	$8.17	$8.16	$8.17	$8.16
10/31/21	$11.01	$11.01	$10.99	$11.01	$11.00
Distribution Information as of 10/31/22
Income Dividends, Twelve Months	$.23	$.15	$.26	$.25	$.25
Capital Gain Distributions	$.80	$.80	$.80	$.80	$.80

14	|	DWS Global Income Builder Fund

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/22	10/31/21
Equity	65%	66%
Common Stocks	58%	59%
Preferred Stocks	4%	4%
Exchange-Traded Funds	3%	3%
Warrants	0%	0%
Fixed Income	35%	33%
Corporate Bonds	19%	24%
Government & Agency Obligations	6%	2%
Asset-Backed	5%	2%
Commercial Mortgage-Backed Securities	3%	2%
Short-Term U.S. Treasury Obligations	1%	1%
Collateralized Mortgage Obligations	1%	2%
Loan Participations and Assignments	0%	0%
Mortgage-Backed Securities Pass-Throughs	0%	0%
Cash Equivalents	0%	1%
Cash Equivalents	0%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks, Preferred Stocks, Warrants, Corporate Bonds and Loan Participations and Assignments)	10/31/22	10/31/21
Financials	22%	24%
Information Technology	19%	19%
Health Care	11%	9%
Energy	8%	7%
Communication Services	8%	11%
Consumer Discretionary	7%	7%
Consumer Staples	7%	5%
Industrials	7%	6%
Materials	4%	4%
Utilities	4%	5%
Real Estate	3%	3%
	100%	100%

DWS Global Income Builder Fund	|	15

Geographical Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	10/31/22	10/31/21
United States	65%	61%
Canada	4%	5%
Japan	3%	6%
Cayman Islands	3%	1%
United Kingdom	3%	4%
Switzerland	2%	3%
France	1%	2%
Germany	1%	2%
Australia	1%	1%
Hong Kong	1%	1%
Other	16%	14%
	100%	100%

Five Largest Equity Holdings at October 31, 2022 (7.3% of Net Assets)	Percent
1Apple, Inc.	2.5%
Designs, manufactures and markets personal computers and related computing and mobile-communication devices
2Microsoft Corp.	1.8%
Develops, manufactures, licenses, sells and supports software products
3Alphabet, Inc.	1.2%
Holding company with subsidiaries that provide Web-based search, maps, hardware products and various software applications
4Exxon Mobil Corp.	0.9%
Explorer and producer of oil and gas
5Amazon.com, Inc.	0.9%
Online retailer offering a wide range of products

Five Largest Fixed-Income Long-Term Securities at October 31, 2022 (8.8% of Net Assets)	Percent
1U.S. Treasury Note	4.5%
2.875%, 5/15/2032
2Credit Suisse Commercial Mortgage Trust	1.6%
6.412%, 12/15/2035
3Madison Park Funding XXVI Ltd.	1.1%
5.615%, 7/29/2030
4Citigroup Commercial Mortgage Trust	0.8%
4.35%, 5/10/2036
5DB Master Finance LLC	0.8%
2.791%, 11/20/2051
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 17. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 84 for contact information.

16	|	DWS Global Income Builder Fund

Investment Portfolioas of October 31, 2022

	Shares	Value ($)
Common Stocks 58.2%
Communication Services 4.7%
Diversified Telecommunication Services 1.8%
AT&T, Inc.	78,000	1,421,940
BCE, Inc.	24,947	1,125,256
Deutsche Telekom AG (Registered)	40,838	772,193
Orange SA	17,686	168,404
Spark New Zealand Ltd.	148,983	443,319
Swisscom AG (Registered)	331	163,333
Telefonica Deutschland Holding AG	352,024	766,742
Telefonica SA	379,392	1,308,482
Telstra Group Ltd.	354,907	889,423
TELUS Corp.	44,152	922,028
Verizon Communications, Inc.	63,058	2,356,477
		10,337,597
Entertainment 0.2%
Netflix, Inc.*	1,184	345,586
Nintendo Co., Ltd.	11,000	448,656
Sea Ltd. (ADR)*	6,600	327,888
		1,122,130
Interactive Media & Services 1.6%
Alphabet, Inc. “A” *	33,800	3,194,438
Alphabet, Inc. “C” *	32,620	3,087,809
JOYY, Inc. (ADR)	29,300	739,239
Kakaku.com, Inc.	11,100	186,885
Kanzhun Ltd. (ADR)*	21,100	230,623
Meta Platforms, Inc. “A” *	11,804	1,099,661
ZoomInfo Technologies, Inc. “A” *	5,500	244,915
		8,783,570
Media 0.3%
Comcast Corp. “A”	30,937	981,940
Interpublic Group of Companies, Inc.	22,743	677,514
Omnicom Group, Inc.	2,600	189,150
		1,848,604
Wireless Telecommunication Services 0.8%
America Movil SAB de CV “L” (ADR)	33,800	635,778
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	17

	Shares	Value ($)
SoftBank Corp.	348,700	3,437,217
Tele2 AB “B”	37,595	308,248
		4,381,243
Consumer Discretionary 4.3%
Automobiles 0.8%
Tesla, Inc.*	17,211	3,916,191
Volkswagen AG	3,374	472,645
		4,388,836
Hotels, Restaurants & Leisure 0.8%
Airbnb, Inc. “A” *	1,600	171,056
Darden Restaurants, Inc.	13,100	1,875,134
Evolution AB 144A	2,324	217,632
La Francaise des Jeux SAEM 144A	6,079	198,092
McDonald’s Corp.	3,155	860,242
Restaurant Brands International, Inc.	10,030	595,976
Starbucks Corp.	4,809	416,411
Vail Resorts, Inc.	800	175,304
		4,509,847
Household Durables 0.1%
Garmin Ltd.	5,167	454,903
Internet & Direct Marketing Retail 1.0%
Amazon.com, Inc.*	47,380	4,853,607
Meituan (ADR)*	8,600	275,974
Pinduoduo, Inc. (ADR)*	12,600	690,858
		5,820,439
Multiline Retail 0.2%
Next PLC	3,214	181,408
Target Corp.	2,367	388,780
Wesfarmers Ltd.	21,326	619,142
		1,189,330
Specialty Retail 1.2%
Best Buy Co., Inc.	8,900	608,849
Chow Tai Fook Jewellery Group Ltd.	363,800	621,964
H & M Hennes & Mauritz AB “B”	21,575	217,161
Home Depot, Inc.	8,907	2,637,630
Lowe’s Companies, Inc.	6,256	1,219,607
TJX Companies, Inc.	21,152	1,525,059
		6,830,270
The accompanying notes are an integral part of the financial statements.

18	|	DWS Global Income Builder Fund

	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.2%
Kering SA	352	161,790
LVMH Moet Hennessy Louis Vuitton SE	503	317,213
NIKE, Inc. “B”	2,846	263,767
VF Corp.	18,000	508,500
		1,251,270
Consumer Staples 5.2%
Beverages 1.3%
Ambev SA (ADR)	748,600	2,275,744
Coca-Cola Co.	30,415	1,820,338
Coca-Cola Europacific Partners PLC	14,600	686,930
Coca-Cola Femsa SAB de CV (ADR)	17,800	1,117,662
PepsiCo, Inc.	6,720	1,220,217
		7,120,891
Food & Staples Retailing 0.8%
Costco Wholesale Corp.	1,100	551,650
Jeronimo Martins SGPS SA	51,758	1,073,106
Kesko Oyj “B”	36,158	703,836
Walgreens Boots Alliance, Inc.	21,944	800,956
Walmart, Inc.	9,037	1,286,236
		4,415,784
Food Products 0.3%
Kraft Heinz Co.	4,700	180,809
Nestle SA (Registered)	13,927	1,514,608
		1,695,417
Household Products 0.5%
Kimberly-Clark Corp.	4,878	607,116
Procter & Gamble Co.	16,989	2,287,909
		2,895,025
Personal Products 0.2%
Unilever PLC	30,701	1,399,320
Tobacco 2.1%
British American Tobacco PLC	68,478	2,692,959
Imperial Brands PLC	102,970	2,508,492
Japan Tobacco, Inc.	266,700	4,418,557
Philip Morris International, Inc.	28,007	2,572,443
		12,192,451
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	19

	Shares	Value ($)
Energy 4.0%
Oil, Gas & Consumable Fuels
Aker BP ASA	6,620	212,088
Canadian Natural Resources Ltd.	13,200	791,700
Chevron Corp.	17,576	3,179,498
Enbridge, Inc.	110,530	4,306,480
Exxon Mobil Corp.	44,030	4,878,964
Kinder Morgan, Inc.	37,200	674,064
ONEOK, Inc.	48,974	2,905,138
Phillips 66	4,200	438,018
Suncor Energy, Inc.	19,800	681,050
TC Energy Corp.	26,811	1,177,649
TotalEnergies SE	35,449	1,935,989
Williams Companies, Inc.	50,773	1,661,800
		22,842,438
Financials 9.3%
Banks 4.7%
Australia & New Zealand Banking Group Ltd.	30,840	503,368
Banco Bilbao Vizcaya Argentaria SA	98,693	507,793
Banco de Chile (ADR)	14,700	264,453
Banco Santander Chile (ADR)	45,100	650,793
Bank Leumi Le-Israel BM	214,320	2,047,035
Bank of Montreal	8,213	756,523
Bank of Nova Scotia	30,997	1,498,258
BOC Hong Kong Holdings Ltd.	49,500	153,858
Canadian Imperial Bank of Commerce	18,944	860,326
Citizens Financial Group, Inc.	6,100	249,490
Commonwealth Bank of Australia	4,587	306,407
Fifth Third Bancorp.	20,800	742,352
Huntington Bancshares, Inc.	235,073	3,568,408
JPMorgan Chase & Co.	23,469	2,954,278
KB Financial Group, Inc. (ADR)	30,600	1,026,324
M&T Bank Corp.	1,200	202,044
Mizrahi Tefahot Bank Ltd.	6,290	237,997
Nordea Bank Abp	349,612	3,342,237
PNC Financial Services Group, Inc.	4,767	771,444
Regions Financial Corp.	23,900	524,605
Royal Bank of Canada	10,300	952,997
Shinhan Financial Group Co., Ltd. (ADR)	14,300	361,647
Skandinaviska Enskilda Banken AB “A”	20,024	211,365
Swedbank AB “A”	18,750	279,387
Toronto-Dominion Bank	36,199	2,316,725
The accompanying notes are an integral part of the financial statements.

20	|	DWS Global Income Builder Fund

	Shares	Value ($)
Truist Financial Corp.	16,867	755,473
U.S. Bancorp.	9,037	383,621
Westpac Banking Corp.	20,211	310,467
		26,739,675
Capital Markets 2.1%
BlackRock, Inc.	1,390	897,815
Blackstone, Inc.	47,843	4,360,411
Charles Schwab Corp.	5,486	437,070
CME Group, Inc.	9,054	1,569,058
Daiwa Securities Group, Inc.	124,900	487,366
Julius Baer Group Ltd.*	7,740	370,438
Morgan Stanley	6,800	558,756
Partners Group Holding AG	367	329,277
T. Rowe Price Group, Inc.	23,300	2,473,528
		11,483,719
Diversified Financial Services 0.3%
Apollo Global Management, Inc.	26,988	1,494,056
Investor AB “B”	11,637	190,162
		1,684,218
Insurance 2.2%
Ageas SV	18,214	630,812
Allianz SE (Registered)	3,746	674,733
Assicurazioni Generali SpA	157,857	2,370,701
AXA SA	49,076	1,213,222
Hannover Rueck SE	10,319	1,679,970
Legal & General Group PLC	618,944	1,652,943
Ping An Insurance Group Co. of China Ltd. (ADR)	26,700	213,066
Poste Italiane SpA 144A	169,775	1,481,928
Zurich Insurance Group AG	6,141	2,620,498
		12,537,873
Health Care 7.3%
Biotechnology 1.5%
AbbVie, Inc.	20,458	2,995,051
Amgen, Inc.	7,568	2,046,009
Gilead Sciences, Inc.	34,500	2,706,870
Moderna, Inc.*	1,400	210,462
Zai Lab Ltd. (ADR)*	11,000	245,080
		8,203,472
Health Care Equipment & Supplies 0.7%
Abbott Laboratories	11,507	1,138,503
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	21

	Shares	Value ($)
ABIOMED, Inc.*	700	176,456
Coloplast AS “B”	4,641	517,088
DexCom, Inc.*	3,000	362,340
Edwards Lifesciences Corp.*	2,600	188,318
Intuitive Surgical, Inc.*	995	245,238
Masimo Corp.*	3,700	486,920
Medtronic PLC	12,228	1,067,993
		4,182,856
Health Care Providers & Services 0.9%
Cigna Corp.	2,900	936,874
CVS Health Corp.	12,314	1,166,136
Elevance Health, Inc.	398	217,614
UnitedHealth Group, Inc.	4,847	2,690,812
		5,011,436
Life Sciences Tools & Services 0.0%
Danaher Corp.	676	170,129
Pharmaceuticals 4.2%
AstraZeneca PLC	3,228	379,151
Bristol-Myers Squibb Co.	14,152	1,096,355
Chugai Pharmaceutical Co., Ltd.	28,800	668,195
Eisai Co. Ltd.	3,100	187,208
Eli Lilly & Co.	3,055	1,106,185
GSK PLC	144,452	2,366,443
Hikma Pharmaceuticals PLC	23,709	339,391
Johnson & Johnson	14,492	2,521,173
Merck & Co., Inc.	32,960	3,335,552
Novartis AG (Registered)	27,648	2,235,265
Novo Nordisk AS “B”	16,912	1,838,129
Pfizer, Inc.	67,916	3,161,490
Roche Holding AG (Genusschein)	3,967	1,315,224
Sanofi	12,095	1,039,654
Takeda Pharmaceutical Co., Ltd.	73,500	1,937,781
		23,527,196
Industrials 4.6%
Aerospace & Defense 0.2%
Lockheed Martin Corp.	1,344	654,098
Raytheon Technologies Corp.	4,601	436,267
		1,090,365
Air Freight & Logistics 0.5%
Deutsche Post AG (Registered)	21,297	755,126
The accompanying notes are an integral part of the financial statements.

22	|	DWS Global Income Builder Fund

	Shares	Value ($)
FedEx Corp.	1,100	176,308
United Parcel Service, Inc. “B”	10,325	1,732,225
		2,663,659
Commercial Services & Supplies 0.0%
Quad Graphics, Inc.*	10	28
Construction & Engineering 0.0%
Bouygues SA	5,929	169,068
Electrical Equipment 0.3%
Eaton Corp. PLC	5,580	837,390
Emerson Electric Co.	8,918	772,299
		1,609,689
Industrial Conglomerates 0.7%
3M Co.	19,564	2,460,956
Honeywell International, Inc.	4,172	851,171
Siemens AG (Registered)	4,707	512,601
		3,824,728
Machinery 1.9%
Atlas Copco AB “A”	212,570	2,269,537
Atlas Copco AB “B”	125,216	1,211,606
Caterpillar, Inc.	7,448	1,612,194
Cummins, Inc.	10,690	2,613,812
Deere & Co.	698	276,283
Illinois Tool Works, Inc.	900	192,177
PACCAR, Inc.	22,400	2,168,992
Techtronic Industries Co., Ltd.	40,500	382,881
		10,727,482
Marine 0.2%
Kuehne + Nagel International AG (Registered)	6,543	1,393,457
Professional Services 0.2%
Nihon M&A Center Holdings, Inc.	25,700	290,333
SGS SA	258	568,364
Thomson Reuters Corp.	2,643	281,091
		1,139,788
Road & Rail 0.4%
Aurizon Holdings Ltd.	76,947	178,050
Canadian National Railway Co.	5,600	663,442
MTR Corp. Ltd.	53,500	235,252
Union Pacific Corp.	5,509	1,086,044
		2,162,788
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	23

	Shares	Value ($)
Trading Companies & Distributors 0.2%
Fastenal Co.	25,819	1,247,833
Sumitomo Corp.	19,300	246,099
		1,493,932
Information Technology 13.5%
Communications Equipment 0.7%
Cisco Systems, Inc.	82,075	3,728,667
IT Services 3.0%
Adyen NV 144A*	316	453,668
Automatic Data Processing, Inc.	4,597	1,111,095
Block, Inc.*	7,793	468,126
Cloudflare, Inc. “A” *	10,052	566,129
EPAM Systems, Inc.*	1,300	455,000
Infosys Ltd. (ADR)	92,300	1,728,779
International Business Machines Corp.	20,472	2,831,073
Mastercard, Inc. “A”	3,971	1,303,203
MongoDB, Inc.*	2,781	509,006
Otsuka Corp.	5,100	160,703
Paychex, Inc.	20,561	2,432,572
PayPal Holdings, Inc.*	5,510	460,526
Shopify, Inc. “A” *	18,900	648,012
Snowflake, Inc. “A” *	1,598	256,159
Twilio, Inc. “A” *	6,578	489,206
Visa, Inc. “A”	7,646	1,583,945
Western Union Co.	116,800	1,577,968
		17,035,170
Semiconductors & Semiconductor Equipment 3.6%
Advanced Micro Devices, Inc.*	10,876	653,213
Analog Devices, Inc.	6,701	955,697
ASML Holding NV	969	457,641
Broadcom, Inc.	4,241	1,993,779
Enphase Energy, Inc.*	2,166	664,962
Intel Corp.	23,123	657,387
KLA Corp.	2,164	684,798
Lam Research Corp.	1,578	638,743
Monolithic Power Systems, Inc.	2,272	771,230
NVIDIA Corp.	14,201	1,916,709
QUALCOMM, Inc.	13,850	1,629,591
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	33,800	2,080,390
Texas Instruments, Inc.	12,448	1,999,522
The accompanying notes are an integral part of the financial statements.

24	|	DWS Global Income Builder Fund

	Shares	Value ($)
Tokyo Electron Ltd.	3,700	985,920
United Microelectronics Corp. (ADR)*	686,400	4,070,352
		20,159,934
Software 3.6%
Adobe, Inc.*	3,280	1,044,680
Bill.com Holdings, Inc.*	3,100	413,416
Cadence Design Systems, Inc.*	1,000	151,390
Crowdstrike Holdings, Inc. “A” *	5,363	864,516
Datadog, Inc. “A” *	2,200	177,122
Fortinet, Inc.*	6,700	382,972
HubSpot, Inc.*	1,100	326,216
Intuit, Inc.	4,909	2,098,598
Microsoft Corp.	44,462	10,320,964
Oracle Corp.	15,533	1,212,661
Oracle Corp. Japan	4,700	250,424
Paycom Software, Inc.*	1,300	449,800
Salesforce, Inc.*	2,870	466,633
ServiceNow, Inc.*	2,868	1,206,682
Trade Desk, Inc. “A” *	10,883	579,411
Trend Micro, Inc.	7,400	372,954
Unity Software, Inc.*	4,800	141,600
Zscaler, Inc.*	1,600	246,560
		20,706,599
Technology Hardware, Storage & Peripherals 2.6%
Apple, Inc.	91,313	14,001,935
Canon, Inc.	9,500	201,461
Samsung Electronics Co. Ltd. (GDR) REG S	428	442,338
		14,645,734
Materials 2.4%
Chemicals 0.9%
Air Products & Chemicals, Inc.	2,857	715,393
Albemarle Corp.	700	195,909
Dow, Inc.	32,302	1,509,795
LyondellBasell Industries NV “A”	3,000	229,350
Sociedad Quimica y Minera de Chile SA (ADR)	3,800	355,984
Tosoh Corp.	16,600	180,757
Yara International ASA	43,054	1,921,590
		5,108,778
Construction Materials 0.2%
Holcim AG	24,301	1,102,342
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	25

	Shares	Value ($)
Containers & Packaging 0.3%
Amcor PLC	87,225	1,010,065
International Paper Co.	4,901	164,723
Packaging Corp. of America	3,300	396,693
		1,571,481
Metals & Mining 1.0%
Mineral Resources Ltd.	20,721	968,824
Newmont Corp.	12,788	541,188
Nippon Steel Corp.	130,900	1,798,986
Nucor Corp.	3,200	420,416
POSCO Holdings, Inc. (ADR)	24,100	1,045,458
Steel Dynamics, Inc.	3,000	282,150
Sumitomo Metal Mining Co., Ltd.	22,900	645,047
		5,702,069
Real Estate 1.9%
Equity Real Estate Investment Trusts (REITs) 1.6%
Ascendas Real Estate Investment Trust	224,676	415,946
Crown Castle, Inc.	4,511	601,136
Gaming and Leisure Properties, Inc.	46,500	2,330,580
Iron Mountain, Inc.	32,230	1,613,756
Mapletree Pan Asia Commercial Trust	219,600	246,904
Realty Income Corp.	8,045	500,962
Simon Property Group, Inc.	10,100	1,100,698
Stockland	349,040	803,901
VICI Properties, Inc.	48,058	1,538,817
		9,152,700
Real Estate Management & Development 0.3%
Daito Trust Construction Co., Ltd.	2,800	276,904
Henderson Land Development Co., Ltd.	244,000	603,397
Sino Land Co., Ltd.	120,000	129,616
Swire Pacific Ltd. “A”	76,000	503,282
		1,513,199
Utilities 1.0%
Electric Utilities 0.8%
American Electric Power Co., Inc.	4,078	358,538
HK Electric Investments & HK Electric Investments Ltd.	253,000	160,766
Iberdrola SA	54,450	553,162
Power Assets Holdings Ltd.	221,500	1,060,329
Red Electrica Corp. SA	11,158	180,500
The accompanying notes are an integral part of the financial statements.

26	|	DWS Global Income Builder Fund

	Shares	Value ($)
Southern Co.	20,321	1,330,619
SSE PLC	42,485	757,711
		4,401,625
Gas Utilities 0.1%
Snam SpA	146,658	652,184
Multi-Utilities 0.1%
Algonquin Power & Utilities Corp.	15,500	171,572
E.ON SE	39,866	333,766
Sempra Energy	1,315	198,486
		703,824
Total Common Stocks (Cost $306,579,609)		329,479,229
Preferred Stocks 3.6%
Communication Services 0.4%
AT&T, Inc., 5.35% (Cost $2,528,800)	100,000	2,148,000
Financials 2.8%
AGNC Investment Corp., Series C, 9.19%	64,439	1,520,761
Charles Schwab Corp., Series D, 5.95%	75,000	1,727,250
Fifth Third Bancorp., Series I, 6.625%	75,000	1,891,500
Goldman Sachs Group, Inc., Series J, 5.5%	73,000	1,796,530
KeyCorp., Series E, 6.125%	75,000	1,750,500
Morgan Stanley, Series K, 5.85%	75,000	1,718,250
PNC Financial Services Group, Inc., Series P, 8.528%	75,000	1,908,750
Regions Financial Corp., Series B, 6.375%	80,000	1,976,000
Wells Fargo & Co., Series Y, 5.625%	75,000	1,599,750
		15,889,291
Real Estate 0.4%
Kimco Realty Corp., Series L, 5.125%	75,000	1,439,250
Prologis, Inc., Series Q, 8.54%	236	12,862
Simon Property Group, Inc., Series J, 8.375%	17,000	1,011,500
		2,463,612
Total Preferred Stocks (Cost $24,213,173)		20,500,903
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (a) (Cost $90,210)	506	54,578

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	27

	Principal Amount ($) (b)	Value ($)
Corporate Bonds 18.7%
Communication Services 1.4%
America Movil SAB de CV, 4.375%, 4/22/2049	700,000	546,241
AT&T, Inc.:
2.25%, 2/1/2032	368,000	276,493
3.65%, 6/1/2051	560,000	372,492
Charter Communications Operating LLC:
3.5%, 3/1/2042	279,000	174,327
3.7%, 4/1/2051	235,000	140,872
Discovery Communications LLC, 4.0%, 9/15/2055	200,000	114,116
Grupo Televisa SAB, 5.25%, 5/24/2049	1,700,000	1,399,440
Meituan, 144A, 2.125%, 10/28/2025	505,000	418,947
Netflix, Inc., 5.875%, 11/15/2028	812,000	805,910
Rogers Communications, Inc., 144A, 3.8%, 3/15/2032	854,000	727,088
Tencent Holdings Ltd., REG S, 2.39%, 6/3/2030	1,700,000	1,235,577
T-Mobile U.S.A., Inc.:
3.3%, 2/15/2051	700,000	449,078
3.375%, 4/15/2029	635,000	549,815
3.6%, 11/15/2060	145,000	93,295
4.375%, 4/15/2040	335,000	272,800
5.65%, 1/15/2053	250,000	230,559
Verizon Communications, Inc.:
2.65%, 11/20/2040	225,000	142,821
3.7%, 3/22/2061	300,000	196,226
		8,146,097
Consumer Discretionary 1.1%
Ford Motor Co., 3.25%, 2/12/2032	1,220,000	916,000
Ford Motor Credit Co. LLC:
2.7%, 8/10/2026	600,000	519,888
2.9%, 2/16/2028	686,000	556,883
3.375%, 11/13/2025	750,000	680,408
3.625%, 6/17/2031	410,000	318,847
General Motors Co., 5.6%, 10/15/2032	1,500,000	1,361,360
General Motors Financial Co., Inc.:
2.35%, 1/8/2031	500,000	366,035
3.1%, 1/12/2032	510,000	388,149
Newell Brands, Inc., 6.375%, 9/15/2027	370,000	361,583
Nissan Motor Co., Ltd., 144A, 4.345%, 9/17/2027	760,000	640,466
Warnermedia Holdings, Inc., 144A, 5.05%, 3/15/2042	320,000	234,110
		6,343,729
The accompanying notes are an integral part of the financial statements.

28	|	DWS Global Income Builder Fund

	Principal Amount ($) (b)	Value ($)
Consumer Staples 0.6%
Anheuser-Busch Companies LLC, 4.9%, 2/1/2046	163,000	139,801
Anheuser-Busch InBev Worldwide, Inc.:
4.35%, 6/1/2040	270,000	225,716
5.55%, 1/23/2049	699,000	658,298
JBS USA LUX SA:
144A, 2.5%, 1/15/2027	1,470,000	1,252,675
144A, 3.625%, 1/15/2032	470,000	364,250
144A, 5.75%, 4/1/2033	1,090,000	982,242
		3,622,982
Energy 2.3%
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	1,000,000	1,000,149
Cheniere Energy Partners LP, 4.5%, 10/1/2029	1,100,000	971,245
Ecopetrol SA, 6.875%, 4/29/2030	1,700,000	1,398,930
Enterprise Products Operating LLC:
3.3%, 2/15/2053	510,000	319,165
4.2%, 1/31/2050	741,000	544,573
Petroleos Mexicanos, 6.7%, 2/16/2032	3,686,000	2,787,538
Plains All American Pipeline LP, 3.8%, 9/15/2030	300,000	250,119
SA Global Sukuk Ltd., 144A, 2.694%, 6/17/2031	340,000	277,950
Saudi Arabian Oil Co.:
144A, 2.25%, 11/24/2030	3,900,000	3,075,673
REG S, 3.5%, 4/16/2029	1,700,000	1,508,750
Williams Companies, Inc., 4.65%, 8/15/2032	670,000	602,843
		12,736,935
Financials 5.6%
AerCap Ireland Capital DAC, 1.75%, 1/30/2026	388,000	330,396
Air Lease Corp., 4.125%, Perpetual (c)	1,450,000	957,130
Aircastle Ltd., 144A, 5.25%, Perpetual (c)	690,000	516,016
Ally Financial, Inc., 4.7%, Perpetual (c)	3,000,000	2,175,000
Ares Capital Corp., 2.875%, 6/15/2027	930,000	764,349
Banco Nacional de Panama, 144A, 2.5%, 8/11/2030	600,000	431,654
Banco Santander SA, 5.294%, 8/18/2027	2,200,000	2,028,841
Bank of America Corp.:
2.972%, 2/4/2033	1,260,000	976,451
4.375%, Perpetual (c)	4,000,000	3,210,000
Bank of New York Mellon Corp.:
3.7%, Perpetual (c)	1,069,000	934,748
3.75%, Perpetual (c)	2,051,000	1,579,639
Blackstone Secured Lending Fund:
2.85%, 9/30/2028	610,000	465,836
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	29

	Principal Amount ($) (b)	Value ($)
3.625%, 1/15/2026	925,000	833,291
Capital One Financial Corp., 3.95%, Perpetual (c)	1,520,000	1,137,021
Citigroup, Inc., 3.057%, 1/25/2033	400,000	311,618
Enstar Finance LLC, 5.5%, 1/15/2042	1,100,000	864,314
HSBC Holdings PLC, 7.336%, 11/3/2026 (d)	885,000	887,450
JPMorgan Chase & Co., 3.328%, 4/22/2052	151,000	98,037
KKR Group Finance Co., XII LLC, 144A, 4.85%, 5/17/2032	760,000	691,895
Liberty Mutual Group, Inc., 144A, 5.5%, 6/15/2052	290,000	238,508
Lloyds Banking Group PLC, 4.716%, 8/11/2026	340,000	321,692
MDGH GMTN RSC Ltd., REG S, 3.7%, 11/7/2049	245,000	179,648
Morgan Stanley, 2.484%, 9/16/2036	789,000	558,598
Nippon Life Insurance Co., 144A, 2.75%, 1/21/2051	700,000	518,829
PNC Financial Services Group, Inc., 3.4%, Perpetual (c)	1,740,000	1,298,475
REC Ltd.:
144A, 4.75%, 5/19/2023	426,000	423,210
144A, 5.25%, 11/13/2023	570,000	565,622
Societe Generale SA:
144A, 5.375%, Perpetual (c)	1,650,000	1,195,180
144A, 6.221%, 6/15/2033	1,275,000	1,095,581
State Street Corp., 4.164%, 8/4/2033	730,000	646,330
Synchrony Bank:
5.4%, 8/22/2025	420,000	405,994
5.625%, 8/23/2027	250,000	235,660
The Charles Schwab Corp., Series I, 4.0%, Perpetual (c)	1,555,000	1,278,443
The Goldman Sachs Group, Inc., 3.8%, Perpetual (c)	1,050,000	807,132
Truist Financial Corp., Series N, 4.8%, Perpetual (c)	2,000,000	1,795,500
U.S. Bancorp, 5.85%, 10/21/2033	330,000	328,886
UBS Group AG, 144A, 4.375%, Perpetual (c)	743,000	516,125
		31,603,099
Health Care 1.8%
Centene Corp.:
2.45%, 7/15/2028	360,000	296,100
2.625%, 8/1/2031	790,000	604,532
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029	1,750,000	1,513,750
CVS Health Corp.:
2.7%, 8/21/2040	160,000	103,342
5.05%, 3/25/2048	1,000,000	849,443
Elevance Health, Inc., 6.1%, 10/15/2052 (d)	150,000	152,900
HCA, Inc.:
4.125%, 6/15/2029	600,000	529,445
5.25%, 6/15/2026	1,000,000	969,130
The accompanying notes are an integral part of the financial statements.

30	|	DWS Global Income Builder Fund

	Principal Amount ($) (b)	Value ($)
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/2026	5,400,000	4,563,000
UnitedHealth Group, Inc., 5.875%, 2/15/2053	330,000	336,796
		9,918,438
Industrials 1.2%
Adani Ports & Special Economic Zone Ltd., 144A, 4.2%, 8/4/2027	865,000	697,855
American Airlines, Inc., 144A, 5.5%, 4/20/2026	620,000	590,439
Block, Inc., 2.75%, 6/1/2026	200,000	178,368
Boeing Co., 2.196%, 2/4/2026	1,696,000	1,498,747
Delta Air Lines, Inc., 3.75%, 10/28/2029	865,000	712,397
Eaton Corp., 4.15%, 3/15/2033	460,000	407,997
Empresa de los Ferrocarriles del Estado, 144A, 3.068%, 8/18/2050	239,000	131,779
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	1,045,000	1,033,092
Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	1,400,000	1,393,364
		6,644,038
Information Technology 1.1%
Broadcom, Inc., 144A, 2.6%, 2/15/2033	350,000	248,792
Dell International LLC, 5.3%, 10/1/2029	485,000	454,049
HP, Inc., 5.5%, 1/15/2033	1,200,000	1,066,961
Micron Technology, Inc., 6.75%, 11/1/2029	1,200,000	1,200,689
MSCI, Inc.:
144A, 3.25%, 8/15/2033	240,000	185,532
144A, 3.625%, 9/1/2030	435,000	363,486
NXP BV:
2.65%, 2/15/2032	338,000	251,805
3.125%, 2/15/2042	310,000	194,600
Open Text Corp., 144A, 3.875%, 2/15/2028	1,150,000	984,331
Oracle Corp.:
3.6%, 4/1/2050	45,000	27,698
3.65%, 3/25/2041	675,000	457,110
SK Hynix, Inc., 144A, 1.5%, 1/19/2026	947,000	815,602
		6,250,655
Materials 1.2%
AngloGold Ashanti Holdings PLC, 3.75%, 10/1/2030	800,000	613,350
Berry Global, Inc., 1.65%, 1/15/2027	1,750,000	1,442,068
Celanese U.S. Holdings LLC:
5.9%, 7/5/2024	1,250,000	1,228,309
6.165%, 7/15/2027	1,700,000	1,603,931
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	31

	Principal Amount ($) (b)		Value ($)
Corp. Nacional del Cobre de Chile, 144A, 3.15%, 1/15/2051		200,000	121,324
MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025		1,511,000	1,460,004
Suzano Austria GmbH, 2.5%, 9/15/2028		460,000	366,252
			6,835,238
Real Estate 0.1%
Boston Properties LP, (REIT), 2.55%, 4/1/2032		535,000	384,710
MPT Operating Partnership LP, (REIT), 3.5%, 3/15/2031		450,000	309,223
			693,933
Utilities 2.3%
AES Panama Generation Holdings SRL, 144A, 4.375%, 5/31/2030		622,000	489,524
CMS Energy Corp., 3.75%, 12/1/2050		2,600,000	1,878,500
Duke Energy Corp., 3.25%, 1/15/2082		1,350,000	945,173
Enel Finance International NV, 144A, 5.0%, 6/15/2032		1,190,000	994,911
Eskom Holdings SOC Ltd., REG S, 6.35%, 8/10/2028		1,425,000	1,278,111
NextEra Energy Operating Partners LP:
144A, 3.875%, 10/15/2026		1,035,000	959,393
144A, 4.25%, 7/15/2024		1,570,000	1,522,146
Pacific Gas and Electric Co.:
2.5%, 2/1/2031		130,000	97,137
3.25%, 6/1/2031		490,000	381,323
3.3%, 8/1/2040		370,000	240,270
5.45%, 6/15/2027		550,000	518,607
Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR	1,505,000	1,400,248
Sempra Energy, 4.125%, 4/1/2052		1,880,000	1,414,700
Southern Co., 3.75%, 9/15/2051		1,241,000	983,611
			13,103,654
Total Corporate Bonds (Cost $129,549,768)			105,898,798
Asset-Backed 4.4%
Automobile Receivables 0.1%
JPMorgan Chase Bank NA, “E” , Series 2021-1, 144A, 2.365%, 9/25/2028		942,685	905,742
Miscellaneous 4.3%
CF Hippolyta Issuer LLC, “B1” , Series 2021-1A, 144A, 1.98%, 3/15/2061		2,998,758	2,518,520
DB Master Finance LLC, “A23” , Series 2021-1A, 144A, 2.791%, 11/20/2051		6,327,187	4,697,285
The accompanying notes are an integral part of the financial statements.

32	|	DWS Global Income Builder Fund

	Principal Amount ($) (b)	Value ($)
Madison Park Funding XXVI Ltd., “AR” , Series 2007-4A, 144A, 3-month USD-LIBOR + 1.2%, 5.615% (e), 7/29/2030	6,400,000	6,288,141
Octagon Investment Partners Ltd., “A1R” , Series 2019-4A, 144A, 3-month USD-LIBOR + 1.15%, 4.073% (e), 5/12/2031	4,500,000	4,371,412
Venture 37 CLO Ltd., “A1R” , Series 2019-37A, 144A, 3-month USD-LIBOR + 1.15%, 5.229% (e), 7/15/2032	4,690,000	4,510,021
Wendy’s Funding LLC, “A2II” , Series 2021-1A, 144A, 2.775%, 6/15/2051	2,533,925	1,878,318
		24,263,697
Total Asset-Backed (Cost $28,370,009)		25,169,439
Mortgage-Backed Securities Pass-Throughs 0.0%
Government National Mortgage Association, 6.5%, 8/20/2034 (Cost $19,336)	18,377	19,568
Commercial Mortgage-Backed Securities 2.6%
Citigroup Commercial Mortgage Trust:
“C” , Series 2019-PRM, 144A, 3.896%, 5/10/2036	2,516,145	2,449,928
“D” , Series 2019-PRM, 144A, 4.35%, 5/10/2036	2,625,000	2,564,289
Credit Suisse Commercial Mortgage Trust:
“A” , Series 2020-TMIC, 144A, 1-month USD-LIBOR + 3.0%, 6.412% (e), 12/15/2035	4,300,000	4,275,916
“B” , Series 2020-TMIC, 144A, 1-month USD-LIBOR + 5.0%, 8.412% (e), 12/15/2035	4,300,000	4,269,741
Freddie Mac Multifamily Structured Credit Risk, “M2” , Series 2021-MN1, 144A, 30-day average SOFR + 3.75%, 6.747% (e), 1/25/2051	1,098,000	977,633
Total Commercial Mortgage-Backed Securities (Cost $15,005,420)		14,537,507
Collateralized Mortgage Obligations 1.0%
Connecticut Avenue Securities Trust:
“1M2” , Series 2020-R01, 144A, 1-month USD-LIBOR + 2.05%, 5.636% (e), 1/25/2040	458,121	450,724
“1M2” , Series 2019-R03, 144A, 1-month USD-LIBOR + 2.15%, 5.736% (e), 9/25/2031	52,798	52,662
“1M2” , Series 2019-R02, 144A, 1-month USD-LIBOR + 2.3%, 5.886% (e), 8/25/2031	71,711	71,619
Fannie Mae Connecticut Avenue Securities, “1M2” , Series 2018-C06, 1-month USD-LIBOR + 2.0%, 5.586% (e), 3/25/2031	441,688	439,909
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	33

	Principal Amount ($) (b)	Value ($)
Federal National Mortgage Association, “I” , Series 2003-84, Interest Only, 6.0%, 9/25/2033	135,521	26,699
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M2” , Series 2020-DNA2, 144A, 1-month USD-LIBOR + 1.85%, 5.436% (e), 2/25/2050	2,421,342	2,378,236
“M2” , Series 2019-DNA2, 144A, 1-month USD-LIBOR + 2.45%, 6.036% (e), 3/25/2049	1,562,808	1,558,861
JPMorgan Mortgage Trust, “AM” , Series 2016-3, 144A, 3.24% (e), 10/25/2046	955,242	835,293
Total Collateralized Mortgage Obligations (Cost $5,980,716)		5,814,003
Government & Agency Obligations 6.1%
Sovereign Bonds 1.1%
Brazilian Government International Bond, 3.875%, 6/12/2030	947,000	797,277
Indonesia Government International Bond:
2.85%, 2/14/2030	3,700,000	3,142,679
3.85%, 10/15/2030	1,700,000	1,521,926
Perusahaan Penerbit SBSN Indonesia III, 144A, 2.8%, 6/23/2030	883,000	739,415
United Mexican States, 3.5%, 2/12/2034	260,000	198,368
		6,399,665
U.S. Treasury Obligations 5.0%
U.S. Treasury Bonds:
1.875%, 11/15/2051	3,034,500	1,848,437
2.0%, 11/15/2041	1,365,800	931,091
U.S. Treasury Notes:
2.625%, 5/31/2027	5,891,800	5,491,572
2.75%, 5/31/2029	8,006,400	7,331,173
2.875%, 5/15/2032	13,679,700	12,395,091
		27,997,364
Total Government & Agency Obligations (Cost $38,526,280)		34,397,029
The accompanying notes are an integral part of the financial statements.

34	|	DWS Global Income Builder Fund

	Principal Amount ($) (b)	Value ($)
Loan Participations and Assignments 0.5%
Senior Loans (e)
Hilton Worldwide Finance LLC, Term Loan B2, 1-month-USD LIBOR + 1.75%, 5.336%, 6/22/2026	1,389,236	1,366,834
TransDigm, Inc., Term Loan F, 3-month USD-LIBOR + 2.25%, 5.924%, 12/9/2025	1,230,079	1,203,294
		2,570,128
Total Loan Participations and Assignments (Cost $2,620,629)		2,570,128
Short-Term U.S. Treasury Obligations 1.3%
U.S. Treasury Bills:
1.936% (f), 4/20/2023	500,000	489,717
1.998% (f), 4/20/2023 (g) (h)	7,200,000	7,051,930
Total Short-Term U.S. Treasury Obligations (Cost $7,627,498)		7,541,647

	Shares	Value ($)
Exchange-Traded Funds 3.0%
SPDR Bloomberg Convertible Securities ETF (Cost $13,817,168)	259,040	16,860,914
Cash Equivalents 0.2%
DWS Central Cash Management Government Fund, 3.0% (i) (Cost $847,361)	847,361	847,361

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $573,247,177)	99.6	563,691,104
Other Assets and Liabilities, Net	0.4	2,512,293
Net Assets	100.0	566,203,397
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	35

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2022 are as follows:
Value ($) at 10/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 10/31/2022	Value ($) at 10/31/2022
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 2.93% (i) (j)
9,967,487	—	9,967,487 (k)	—	—	867	—	—	—
Cash Equivalents 0.2%
DWS Central Cash Management Government Fund, 3.0% (i)
5,852,846	259,626,389	264,631,874	—	—	69,280	—	847,361	847,361
15,820,333	259,626,389	274,599,361	—	—	70,147	—	847,361	847,361

*	Non-income producing security.
(a)	Investment was valued using significant unobservable inputs.
(b)	Principal amount stated in U.S. dollars unless otherwise noted.
(c)	Perpetual, callable security with no stated maturity date.
(d)	When-issued security.
(e)
Variable or floating rate security. These securities are shown at their current rate as of
October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(f)	Annualized yield at time of purchase; not a coupon rate.
(g)	At October 31, 2022, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.
(h)	At October 31, 2022, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(i)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(j)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(k)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2022.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
CLO: Collateralized Loan Obligation
GDR: Global Depositary Receipt
Interest Only: Interest Only (IO) bonds represent the “interest only”  portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

MSCI: Morgan Stanley Capital International
The accompanying notes are an integral part of the financial statements.

36	|	DWS Global Income Builder Fund

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the
United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
S&P: Standard & Poor’s
SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)
SOC: State Owned Company
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor’s Depositary Receipt
LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. Although the transition process away from LIBOR has become increasingly well defined, there remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the Fund of the transition away from LIBOR.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.
At October 31, 2022, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	12/20/2022	51	5,992,818	5,640,281	(352,537)
MSCI E-Mini Emerging Market Index	USD	12/16/2022	350	16,975,022	14,938,000	(2,037,022)
Ultra Long U.S. Treasury Bond	USD	12/20/2022	180	26,804,950	22,978,125	(3,826,825)
Total unrealized depreciation						(6,216,384)
At October 31, 2022, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5 Year U.S. Treasury Note	USD	12/30/2022	107	11,897,634	11,405,531	492,103
Euro Stoxx 50 Index	EUR	12/16/2022	84	2,992,064	3,003,409	(11,345)
Euro-Schatz	EUR	12/8/2022	176	18,813,447	18,599,413	214,034
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	37

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
S&P 500 E-Mini Index	USD	12/16/2022	201	40,911,040	39,024,150	1,886,890
TOPIX Index	JPY	12/8/2022	3	384,136	388,581	(4,445)
Total net unrealized appreciation						2,577,237
At October 31, 2022, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
Fixed — 0.25% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/ 3/16/2023	12,400,000	USD	248,408	219	248,189
Fixed — 0.45% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/ 3/16/2024	7,200,000	USD	461,803	(78)	461,881
Fixed — 1.3% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/ 3/16/2028	2,200,000	USD	319,214	400	318,814
Fixed — 1.63% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/ 3/16/2031	1,900,000	USD	340,918	1,893	339,025
Total unrealized appreciation							1,367,909

β	3-month LIBOR rate as of October 31, 2022 is 4.460%.

At October 31, 2022, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	2,490,000	USD	2,562,610	11/4/2022	101,532	Toronto-Dominion Bank

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	896,610	EUR	898,896	11/4/2022	(8,155)	Bank of America NA
USD	21,884,144	EUR	22,000,000	12/8/2022	(82,934)	Bank of America NA
Total unrealized depreciation					(91,089)
The accompanying notes are an integral part of the financial statements.

38	|	DWS Global Income Builder Fund

Currency Abbreviation(s)

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments,
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	39

please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$ 17,580,242	$ 8,892,902	$ —	$ 26,473,144
Consumer Discretionary	21,437,848	3,007,047	—	24,444,895
Consumer Staples	15,408,010	14,310,878	—	29,718,888
Energy	20,694,361	2,148,077	—	22,842,438
Financials	30,843,521	21,601,964	—	52,445,485
Health Care	28,271,560	12,823,529	—	41,095,089
Industrials	18,062,610	8,212,374	—	26,274,984
Information Technology	73,393,333	2,882,771	—	76,276,104
Materials	6,867,124	6,617,546	—	13,484,670
Real Estate	7,685,949	2,979,950	—	10,665,899
Utilities	2,059,215	3,698,418	—	5,757,633
Preferred Stocks (a)	20,500,903	—	—	20,500,903
Warrants	—	—	54,578	54,578
Corporate Bonds (a)	—	105,898,798	—	105,898,798
Asset-Backed (a)	—	25,169,439	—	25,169,439
Mortgage-Backed Securities Pass-Throughs	—	19,568	—	19,568
Commercial Mortgage-Backed Securities	—	14,537,507	—	14,537,507
Collateralized Mortgage Obligations	—	5,814,003	—	5,814,003
Government & Agency Obligations (a)	—	34,397,029	—	34,397,029
Loan Participations and Assignments	—	2,570,128	—	2,570,128
Short-Term U.S. Treasury Obligations	—	7,541,647	—	7,541,647
Exchange-Traded Funds	16,860,914	—	—	16,860,914
Short-Term Investments	847,361	—	—	847,361
Derivatives (b)
Futures Contracts	2,593,027	—	—	2,593,027
Interest Rate Swap Contracts	—	1,367,909	—	1,367,909
Forward Foreign Currency Contracts	—	101,532	—	101,532
Total	$283,105,978	$284,593,016	$54,578	$567,753,572

The accompanying notes are an integral part of the financial statements.

40	|	DWS Global Income Builder Fund

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$ (6,232,174)	$ —	$ —	$ (6,232,174)
Forward Foreign Currency Contracts	—	(91,089)	—	(91,089)
Total	$(6,232,174)	$(91,089)	$—	$(6,323,263)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	41

Statement of Assets and Liabilities
as of October 31, 2022

Assets
Investments in non-affiliated securities, at value (cost $572,399,816)	$ 562,843,743
Investment in DWS Central Cash Management Government Fund (cost $847,361)	847,361
Cash	1,111,960
Foreign currency, at value (cost $347,590)	332,139
Receivable for Fund shares sold	27,981
Dividends receivable	666,992
Interest receivable	1,786,493
Receivable for variation margin on centrally cleared swaps	27,930
Unrealized appreciation on forward foreign currency contracts	101,532
Foreign taxes recoverable	524,523
Other assets	38,846
Total assets	568,309,500
Liabilities
Payable for investments purchased — when-issued securities	1,034,987
Payable for Fund shares redeemed	188,109
Payable for variation margin on futures contracts	37,597
Unrealized depreciation on forward foreign currency contracts	91,089
Accrued management fee	175,753
Accrued Trustees' fees	7,268
Other accrued expenses and payables	571,300
Total liabilities	2,106,103
Net assets, at value	$566,203,397
Net Assets Consist of
Distributable earnings (loss)	(32,023,854)
Paid-in capital	598,227,251
Net assets, at value	$566,203,397
The accompanying notes are an integral part of the financial statements.

42	|	DWS Global Income Builder Fund

Statement of Assets and Liabilities as of October 31, 2022 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($403,683,884 ÷ 49,383,169 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.17
Maximum offering price per share (100 ÷ 94.25 of $8.17)	$ 8.67
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($4,099,048 ÷ 501,516 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 8.17
Class R6
Net Asset Value, offering and redemption price per share ($8,964,786 ÷ 1,098,708 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.16
Class S
Net Asset Value, offering and redemption price per share ($130,155,168 ÷ 15,924,249 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.17
Institutional Class
Net Asset Value, offering and redemption price per share ($19,300,511 ÷ 2,364,367 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.16
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	43

Statement of Operations
for the year ended October 31, 2022

Investment Income
Income:
Dividends (net of foreign taxes withheld of $803,882)	$ 13,481,902
Interest	8,445,343
Income distributions — DWS Central Cash Management Government Fund	69,280
Securities lending income, net of borrower rebates	867
Total income	21,997,392
Expenses:
Management fee	2,470,338
Administration fee	647,629
Services to shareholders	939,551
Distribution and service fees	1,137,931
Custodian fee	38,837
Professional fees	136,725
Reports to shareholders	68,149
Registration fees	112,145
Trustees' fees and expenses	30,439
Other	58,709
Total expenses	5,640,453
Net investment income	16,356,939
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(13,768,143)
Swap contracts	302,925
Futures	(7,614,322)
Forward foreign currency contracts	(482,530)
Foreign currency	(94,694)
(21,656,764)
Change in net unrealized appreciation (depreciation) on:
Investments	(122,985,040)
Swap contracts	1,295,819
Futures	(2,456,994)
Forward foreign currency contracts	(18,594)
Foreign currency	758,423
(123,406,386)
Net gain (loss)	(145,063,150)
Net increase (decrease) in net assets resulting from operations	$ (128,706,211)
The accompanying notes are an integral part of the financial statements.

44	|	DWS Global Income Builder Fund

Statements of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 16,356,939	$ 16,474,104
Net realized gain (loss)	(21,656,764)	62,267,823
Change in net unrealized appreciation (depreciation)	(123,406,386)	64,527,990
Net increase (decrease) in net assets resulting from operations	(128,706,211)	143,269,917
Distributions to shareholders:
Class A	(50,480,124)	(11,122,997)
Class C	(551,768)	(99,450)
Class R6	(1,082,620)	(230,829)
Class S	(16,837,697)	(4,015,185)
Institutional Class	(2,459,495)	(525,745)
Total distributions	(71,411,704)	(15,994,206)
Fund share transactions:
Proceeds from shares sold	17,236,343	28,268,257
Reinvestment of distributions	68,679,024	15,351,398
Payments for shares redeemed	(83,535,756)	(89,029,796)
Net increase (decrease) in net assets from Fund share transactions	2,379,611	(45,410,141)
Increase (decrease) in net assets	(197,738,304)	81,865,570
Net assets at beginning of period	763,941,701	682,076,131
Net assets at end of period	$566,203,397	$763,941,701

The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	45

Financial Highlights
DWS Global Income Builder Fund — Class A
	Years Ended October 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$11.01	$9.26	$9.55	$8.97	$10.06
Income (loss) from investment operations:
Net investment income[a]	.23	.23	.22	.28	.28
Net realized and unrealized gain (loss)	(2.04)	1.74	(.23)	.73	(.36)
Total from investment operations	(1.81)	1.97	(.01)	1.01	(.08)
Less distributions from:
Net investment income	(.23)	(.22)	(.28)	(.36)	(.34)
Net realized gains	(.80)	—	—	(.07)	(.67)
Total distributions	(1.03)	(.22)	(.28)	(.43)	(1.01)
Net asset value, end of period	$8.17	$11.01	$9.26	$9.55	$8.97
Total Return (%)[b]	(17.80)	21.39	.07	11.57	(1.11)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	404	543	487	538	534
Ratio of expenses (%)	.89	.88	.89	.91	.90
Ratio of net investment income (%)	2.40	2.13	2.38	3.02	2.93
Portfolio turnover rate (%)	88	124	131	161	67

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
The accompanying notes are an integral part of the financial statements.

46	|	DWS Global Income Builder Fund

DWS Global Income Builder Fund — Class C
	Years Ended October 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$11.01	$9.25	$9.55	$8.96	$10.05
Income (loss) from investment operations:
Net investment income[a]	.15	.14	.15	.21	.21
Net realized and unrealized gain (loss)	(2.04)	1.76	(.24)	.73	(.37)
Total from investment operations	(1.89)	1.90	(.09)	.94	(.16)
Less distributions from:
Net investment income	(.15)	(.14)	(.21)	(.28)	(.26)
Net realized gains	(.80)	—	—	(.07)	(.67)
Total distributions	(.95)	(.14)	(.21)	(.35)	(.93)
Net asset value, end of period	$8.17	$11.01	$9.25	$9.55	$8.96
Total Return (%)[b]	(18.58)	20.54	(.82)	10.83	(1.91)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	7	8	9	10
Ratio of expenses (%)	1.72	1.70	1.69	1.68	1.65
Ratio of net investment income (%)	1.54	1.32	1.58	2.26	2.18
Portfolio turnover rate (%)	88	124	131	161	67

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	47

DWS Global Income Builder Fund — Class R6
	Years Ended October 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$10.99	$9.24	$9.54	$8.95	$10.04
Income (loss) from investment operations:
Net investment income[a]	.26	.26	.25	.29	.31
Net realized and unrealized gain (loss)	(2.03)	1.75	(.24)	.76	(.36)
Total from investment operations	(1.77)	2.01	.01	1.05	(.05)
Less distributions from:
Net investment income	(.26)	(.26)	(.31)	(.39)	(.37)
Net realized gains	(.80)	—	—	(.07)	(.67)
Total distributions	(1.06)	(.26)	(.31)	(.46)	(1.04)
Net asset value, end of period	$8.16	$10.99	$9.24	$9.54	$8.95
Total Return (%)	(17.56)	21.83	.30	12.09	(.78)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	11	7	7	1
Ratio of expenses (%)	.56	.55	.56	.58	.56
Ratio of net investment income (%)	2.75	2.48	2.70	3.15	3.19
Portfolio turnover rate (%)	88	124	131	161	67

[a]	Based on average shares outstanding during the period.
The accompanying notes are an integral part of the financial statements.

48	|	DWS Global Income Builder Fund

DWS Global Income Builder Fund — Class S
	Years Ended October 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$11.01	$9.25	$9.55	$8.97	$10.06
Income (loss) from investment operations:
Net investment income[a]	.24	.25	.24	.29	.30
Net realized and unrealized gain (loss)	(2.03)	1.75	(.24)	.74	(.36)
Total from investment operations	(1.79)	2.00	(.00)*	1.03	(.06)
Less distributions from:
Net investment income	(.25)	(.24)	(.30)	(.38)	(.36)
Net realized gains	(.80)	—	—	(.07)	(.67)
Total distributions	(1.05)	(.24)	(.30)	(.45)	(1.03)
Net asset value, end of period	$8.17	$11.01	$9.25	$9.55	$8.97
Total Return (%)	(17.74)	21.76	.17	11.81	(.90)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	130	178	163	186	182
Ratio of expenses (%)	.71	.69	.69	.71	.69
Ratio of net investment income (%)	2.59	2.32	2.58	3.21	3.15
Portfolio turnover rate (%)	88	124	131	161	67

[a]	Based on average shares outstanding during the period.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

DWS Global Income Builder Fund	|	49

DWS Global Income Builder Fund — Institutional Class
	Years Ended October 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$11.00	$9.24	$9.54	$8.95	$10.05
Income (loss) from investment operations:
Net investment income[a]	.25	.25	.24	.30	.30
Net realized and unrealized gain (loss)	(2.04)	1.76	(.24)	.74	(.37)
Total from investment operations	(1.79)	2.01	(.00)*	1.04	(.07)
Less distributions from:
Net investment income	(.25)	(.25)	(.30)	(.38)	(.36)
Net realized gains	(.80)	—	—	(.07)	(.67)
Total distributions	(1.05)	(.25)	(.30)	(.45)	(1.03)
Net asset value, end of period	$8.16	$11.00	$9.24	$9.54	$8.95
Total Return (%)	(17.72)	21.84	.20	11.97	(.99)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	25	17	9	12
Ratio of expenses (%)	.66	.65	.66	.68	.66
Ratio of net investment income (%)	2.64	2.37	2.59	3.32	3.18
Portfolio turnover rate (%)	88	124	131	161	67

[a]	Based on average shares outstanding during the period.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

50	|	DWS Global Income Builder Fund

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Global Income Builder Fund (the “Fund” ) is a diversified series of Deutsche DWS Market Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

DWS Global Income Builder Fund	|	51

The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Senior loans are valued by independent pricing services approved by the Pricing Committee, whose valuations are intended to reflect the average of broker supplied quotes representing mean between the bid and asked prices. If the pricing services are unable to provide valuations, the

52	|	DWS Global Income Builder Fund

securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans, and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Swap contracts are valued daily based upon prices supplied by a pricing vendor approved by the Pricing Committee, if available, and otherwise are valued at the price provided by the broker-dealer with which the swap was traded. Swap contracts are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars

DWS Global Income Builder Fund	|	53

at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2022, the Fund may invest the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of October 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

54	|	DWS Global Income Builder Fund

As of October 31, 2022, the Fund had no securities on loan.
Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans (“Loans” ) in which the Fund invests are arranged between the borrower and one or more financial institutions (“Lenders” ). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing. The Fund invests in such Loans in the form of participations in Loans (“Participations” ) or assignments of all or a portion of Loans from third parties (“Assignments” ). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

DWS Global Income Builder Fund	|	55

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At October 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $24,812,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of October 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, investments in derivatives, premium amortization on debt securities, the realized tax character on distributions from certain securities and additional income recognition on debt securities classified as equity. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At October 31, 2022, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 1,865,679
Capital loss carryforwards	$ (24,812,000)
Net unrealized appreciation (depreciation) on investments	$ (10,133,088)
At October 31, 2022, the aggregate cost of investments for federal income tax purposes was $575,280,660. The net unrealized depreciation for all investments based on tax cost was $10,133,088. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $56,350,969 and aggregate

56	|	DWS Global Income Builder Fund

gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $66,484,057.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2022	2021
Distributions from ordinary income*	$ 34,891,121	$ 15,994,206
Distributions from long-term capital gains	$ 36,520,583	$ —

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes, with the exception of securities in default of principal.
B.
Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

DWS Global Income Builder Fund	|	57

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.
Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2022, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.
A summary of the open interest rate swap contracts as of October 31, 2022 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2022, the investment in interest rate swap contracts had a total notional amount of $23,700,000.
Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain

58	|	DWS Global Income Builder Fund

exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2022, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.
Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.
There were no open credit default swap contracts as of October 31, 2022. For the year ended October 31, 2022, the investment in credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to $28,550,000.
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2022, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains and entered into equity index futures in order to reduce the Fund’s exposure to, or as a substitute for direct investment in, the equity asset class.

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Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of October 31, 2022, is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2022, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $43,556,000 to $75,284,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $53,784,000 to $110,714,000.
Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2022, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

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A summary of the open forward currency contracts as of October 31, 2022, is included in the table following the Fund’s Investment Portfolio. For the year ended October 31, 2022, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $1,019,000 to $2,589,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $22,781,000.
The following tables summarize the value of the Fund’s derivative instruments held as of October 31, 2022 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ 1,886,890	$ 1,886,890
Interest Rate Contracts (a)	—	1,367,909	706,137	2,074,046
Foreign Exchange Contracts (b)	101,532	—	—	101,532
	$ 101,532	$ 1,367,909	$ 2,593,027	$ 4,062,468
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)
Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivative	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ (2,052,812)	$ (2,052,812)
Interest Rate Contracts (a)	—	(4,179,362)	(4,179,362)
Foreign Exchange Contracts (b)	(91,089)	—	(91,089)
	$ (91,089)	$ (6,232,174)	$ (6,323,263)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2022 and the related location in the accompanying Statement

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of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ (2,330,674)	$ (2,330,674)
Interest Rate Contracts (a)	—	70,344	(5,283,648)	(5,213,304)
Credit Contracts (a)	—	232,581	—	232,581
Foreign Exchange Contracts (a)	(482,530)	—	—	(482,530)
	$(482,530)	$302,925	$(7,614,322)	$(7,793,927)
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Net realized gain (loss) from forward foreign currency contracts, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ 1,318,411	$ 1,318,411
Interest Rate Contracts (a)	—	1,295,819	(3,775,405)	(2,479,586)
Foreign Exchange Contracts (a)	(18,594)	—	—	(18,594)
	$(18,594)	$1,295,819	$(2,456,994)	$(1,179,769)
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts, swap and futures contracts, respectively
As of October 31, 2022, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and

62	|	DWS Global Income Builder Fund

Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Toronto-Dominion Bank	$ 101,532	$ —	$ —	$ 101,532

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America NA	$ 91,089	$ —	$ —	$ 91,089
C.
Purchases and Sales of Securities
During the year ended October 31, 2022, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$511,142,870	$599,708,582
U.S. Treasury Obligations	$58,981,510	$27,641,623
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net

DWS Global Income Builder Fund	|	63

assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund’s average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%
Accordingly, for the year ended October 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund’s average daily net assets.
For the period from November 1, 2021 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.18%
Class C	1.93%
Class R6	.93%
Class S	.93%
Institutional Class	.93%
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2022, the Administration Fee was $647,629, of which $46,076 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing

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fee it receives from the Fund. For the year ended October 31, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2022
Class A	$ 290,929	$ 48,305
Class C	2,483	408
Class R6	996	161
Class S	169,324	28,056
Institutional Class	505	89
	$ 464,237	$ 77,019
In addition, for the year ended October 31, 2022, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 236,877
Class C	6,962
Class S	66,718
Institutional Class	23,590
$ 334,147
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2022, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2022
Class C	$ 39,892	$ 2,591
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder

DWS Global Income Builder Fund	|	65

accounts the firms service. For the year ended October 31, 2022, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2022	Annual Rate
Class A	$ 1,085,170	$ 173,609.23%
Class C	12,869	2,042.24%
	$ 1,098,039	$ 175,651
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2022 aggregated $6,189.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2022, the CDSC for Class C shares aggregated $60. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended October 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $3,020, of which $1,188 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the

66	|	DWS Global Income Builder Fund

investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2022, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $65.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2022.
F.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	721,919	$ 6,891,565	1,018,417	$ 10,972,377
Class C	30,370	287,911	54,499	565,532
Class R6	123,665	1,169,408	315,683	3,351,102
Class S	268,316	2,592,690	291,920	3,107,487
Institutional Class	657,931	6,294,769	971,557	10,271,759
		$ 17,236,343		$ 28,268,257
Shares issued to shareholders in reinvestment of distributions
Class A	4,955,035	$ 48,774,670	1,011,062	$ 10,730,086
Class C	55,418	551,003	9,341	99,236
Class R6	110,606	1,082,620	21,741	230,829
Class S	1,610,717	15,836,495	355,772	3,771,480
Institutional Class	248,063	2,434,236	48,965	519,767
		$ 68,679,024		$ 15,351,398

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	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Dollars	Shares	Dollars
Shares redeemed
Class A	(5,621,055)	$ (52,935,044)	(5,331,453)	$ (56,430,179)
Class C	(244,844)	(2,410,973)	(289,139)	(3,053,480)
Class R6	(122,498)	(1,118,623)	(87,274)	(935,718)
Class S	(2,079,570)	(19,345,456)	(2,158,570)	(22,775,878)
Institutional Class	(827,708)	(7,725,660)	(546,729)	(5,834,541)
		$ (83,535,756)		$ (89,029,796)
Net increase (decrease)
Class A	55,899	$ 2,731,191	(3,301,974)	$ (34,727,716)
Class C	(159,056)	(1,572,059)	(225,299)	(2,388,712)
Class R6	111,773	1,133,405	250,150	2,646,213
Class S	(200,537)	(916,271)	(1,510,878)	(15,896,911)
Institutional Class	78,286	1,003,345	473,793	4,956,985
		$ 2,379,611		$ (45,410,141)
G.
Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

68	|	DWS Global Income Builder Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Market Trust and Shareholders of DWS Global Income Builder Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Global Income Builder Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Market Trust) (the “Trust” ), including the investment portfolio, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Market Trust) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

DWS Global Income Builder Fund	|	69

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
December 20, 2022

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Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2022 to October 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Global Income Builder Fund	|	71

Expenses and Value of a $1,000 Investment
for the six months ended October 31, 2022 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/22	$907.80	$902.90	$909.10	$907.60	$907.70
Expenses Paid per $1,000*	$4.38	$8.25	$2.79	$3.46	$3.22
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/22	$1,020.62	$1,016.53	$1,022.28	$1,021.58	$1,021.83
Expenses Paid per $1,000*	$4.63	$8.74	$2.96	$3.67	$3.41

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS Global Income Builder Fund	.91%	1.72%	.58%	.72%	.67%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information (Unaudited)
The Fund paid distributions of $0.53 per share from net long-term capital gains during its year ended October 31, 2022.
For corporate shareholders, 17% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended October 31, 2022, qualified for the dividends received deduction.
For federal income tax purposes, the Fund designates approximately $16,100,000, or the maximum amount allowable under tax law, as qualified dividend income.
A total of 2% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

72	|	DWS Global Income Builder Fund

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

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Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Global Income Builder Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s

74	|	DWS Global Income Builder Fund

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds

DWS Global Income Builder Fund	|	75

(1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall

76	|	DWS Global Income Builder Fund

profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Global Income Builder Fund	|	77

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	69	—

78	|	DWS Global Income Builder Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways, Inc.[2] (population
wellbeing and wellness services)
(2003–2014); Stockwell Capital Investments
PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak
Brook Bancshares, Inc.; Oak Brook Bank;
Portland General Electric[2] (utility company
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow,
Hoffman Center for Business Ethics, Bentley
University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of
Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships:
Trustee and former Chairman of the Board,
Southwest Florida Community Foundation
(charitable organization); Former
Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust
(mutual funds) (2007–2012), Investment
Company Institute (audit, executive,
nominating committees) and Independent
Directors Council (governance,
executive committees)
		69	—

DWS Global Income Builder Fund	|	79

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(since July 1972); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee since 2011, member
Systemic Risk Council since 2012 and
member of the Advisory Board at the Yale
Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	67	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)

80	|	DWS Global Income Builder Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit
organization) (since October 2020); formerly:
Executive Vice President, The Glenmede Trust
Company (investment trust and wealth
management) (1983–2004); Board Member,
Investor Education (charitable organization)
(2004–2005); Former Directorships: Trustee,
Executive Committee, Philadelphia Chamber
of Commerce (2001–2007); Director, Viasys
Health Care[2] (January 2007–June 2007);
Trustee, Thomas Jefferson Foundation
(charitable organization) (1994–2012);
President, Chief Executive Officer and
Director (1994–2020) and Senior Advisor
(2020-2021), The Pew Charitable Trusts
(charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012-2022)
		69	—
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21[4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—

DWS Global Income Builder Fund	|	81

Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary,
DWS USA Corporation (2018–present); Assistant Secretary,
DWS Distributors, Inc. (2018–present); Director and Vice
President, DWS Service Company (2018–present); Assistant
Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment
Managers, Inc. (2018–present); President and Chief
Executive Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2017–present); formerly: Vice President for the
Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020);
Directorships: Interested Director, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual
Insurance Company (since October 16, 2020); and
Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. 2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

82	|	DWS Global Income Builder Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (since November 2,
2021); AML Officer, DBX ETF Trust (since October 21, 2021);
AML Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (since November 12, 2021); formerly: DWS UK &
Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset
Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.

[4]
Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board
Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of
various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Global Income Builder Fund	|	83

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

84	|	DWS Global Income Builder Fund

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRCX	KTRSX	KTRIX
CUSIP Number	25159K 820	25159K 796	25159K 788	25159K 770
Fund Number	002	302	2033	1402

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KTRZX
CUSIP Number	25159K 721
Fund Number	1633

DWS Global Income Builder Fund	|	85

Notes

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DGIBF-2
(R-024954-12 12/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLobal income Builder Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2022	$85,545	$0	$10,365	$0
2021	$90,047	$0	$10,365	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2022	$0	$32,448	$0
2021	$0	$487,049	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2022	$10,365	$32,448	$0	$42,813
2021	$10,365	$487,049	$0	$497,414

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2021 and 2022 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Income Builder Fund, a series of Deutsche DWS Market Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/29/2022